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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549
                        ______________________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934



Date of Report: January 25, 1999

MECH Financial, Inc.
Exact name of registrant as specified in its charter

State of Connecticut               000-23557                 06-1500984
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State or other jurisdiction        Commission File           IRS Employer
of Incorporation                       Number                Identification No.


100 Pearl Street
Hartford, CT                                                   06103
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Address of principal executive offices                 (Zip Code)


Registrant's phone number:  (860) 293-4000
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                                    ITEM 5.
                                 OTHER EVENTS

MECH Financial, Inc. (NASDAQ: MECH), the holding company for Mechanics Savings Bank, announced that its Board of Directors has adopted a stock repurchase program. The program authorizes the Company to repurchase up to 5% of its issued and outstanding common stock at prevailing market prices in negotiated and/or open market purchases. The Company is not obligated to make any purchases but may do so at any time until December 31, 1999, unless extended by the Board of Directors.

MECH Financial, Inc. is the parent of Hartford-based Mechanics Savings Bank with $1 Billion in assets and 16 branches serving Central Connecticut.



                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MECH Financial, Inc.
                                        --------------------
                                        Registrant


Date: January 25, 1999                  By: /s/Thomas M. Wood
                                            -----------------
                                             Thomas M. Wood, Executive Vice
                                             President and Treasurer